REVOCABLE PROXY

                     ENERGY SERVICES OF AMERICA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 11, 2009

     The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on December 11, 2009 at 10:00 a.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                          FOR           WITHHELD

1.   The election as directors of all nominees
     listed below each to serve for a one-year term.     [  ]             [  ]

     Marshall T. Reynolds,  Jack M. Reynolds,
     Douglas V. Reynolds,  Edsel R. Burns,
     Neal W. Scaggs,  Joseph L. Williams,
     Richard M. Adams, Jr., Keith Molihan,
     Eric Dosch and James Shafer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


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The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated November 9, 2009 and the Company's 2008 Annual Report on Form 10-K, including audited financial statements.


Dated: _________________________             [  ]  Check Box if You Plan
                                                   to Attend Annual Meeting


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PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


       Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



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         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.
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